UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Sterling Real Estate Trust

dba Sterling Multifamily Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 18th Ave South Ste. 200 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Securities Registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amended and Restated Redemption Plans

On June 20, 2024, Sterling Real Estate Trust (the “Trust”) amended and restated its Redemption Plans (collectively, as amended, the “Amended and Restated Redemption Plans”) to increase the aggregate maximum amount of shares and units that may be redeemed from $55.0 million to $75.0 million, effective June 20, 2024.

The description herein of the Amended and Restated Redemption Plans are qualified in their entirety, and the terms there in are incorporated herein, by reference to the Amended and Restated Redemption Plans filed as Exhibits 10.1 and 10.2, hereto.

Amendment and Restatement of Dividend Reinvestment Plan

On June 20, 2024, the Board of Trustees of the Trust approved an amendment and restatement of its Dividend Reinvestment Plan (as amended, the “Dividend Reinvestment Plan”), which will become effective January 1, 2025.

Among other changes, the Dividend Reinvestment Plan implements the following revisions:

●	Increases the number of Common Shares of the Trust issuable under the Plan from 6,000,000 to 10,000,000;
●	Increases the cap on quarterly dividend reinvestments and quarterly optional cash purchases, in each case, from $10,000 to $25,000;
●	Increases the annual cap on purchases under the Dividend Reinvestment Plan from $40,000 to $100,000 and provides participants the ability to exceed such cap with the approval of the Trust;

The description herein of the Dividend Reinvestment Plan is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Amended and Restated Dividend Reinvestment Plan filed as Exhibit 10.3 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Title
10.1	Amended and Restated Share Redemption Plan effective June 20, 2024.
10.2	Amended and Restated Unit Redemption Plan effective June 20, 2024.
10.3	Amended and Restated Dividend Reinvestment Plan effective January 1, 2025.
104	Cover Page Interactive Data File, (Formatted in inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: July 11, 2024
	By:	/s/ Megan E. Schreiner
Name: Megan E. Schreiner
Title: President